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Exhibit 1.1

GOLDEN MINERALS COMPANY

UNDERWRITING AGREEMENT

February [    •    ], 2010

DAHLMAN ROSE & COMPANY, LLC CANACCORD FINANCIAL LTD.
as Representatives for the Underwriters listed in Schedule I hereto
c/o Dahlman Rose & Company, LLC 142 West 57th Street New York, New York 10019

Ladies/Gentlemen:

        Golden Minerals Company, a corporation organized and existing under the laws of Delaware (the "Company"), proposes to issue and sell, and each person or entity (each, a "Selling Stockholder") identified as a Selling Stockholder in Schedule III hereto, acting severally and not jointly, proposes to sell, subject to the terms and conditions stated herein, to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of    •    shares (the "Firm Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), of which    •    Firm Shares are to be issued and sold by the Company and an aggregate of    •    Firm Shares are to be sold by the Selling Stockholders. The number of Firm Shares to be sold by each Selling Stockholder is the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule III hereto. In addition, solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company grants to the Underwriters the option to purchase from the Company up to an additional    •    shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". Dahlman Rose & Company, LLC ("Dahlman") is acting as lead manager in the United States and Canaccord Financial Ltd. is acting as lead manager in Canada ("Canaccord" and together with Dahlman, the "Lead Managers") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

        In connection with the Offering, Sentient Global Resources Fund III, L.P. and SGRF III Parallel I, L.P. (together "Sentient"), pursuant to the terms of a securities purchase agreement dated December 29, 2009 between the Company and Sentient, has a pre-emptive right to purchase an aggregate number of shares of Common Stock (the "Sentient Shares") such that Sentient will continue to hold the same percentage of the Company's outstanding Common Stock after the Offering as held before such Offering (the "Sentient Offering"). The Sentient Shares will be qualified for distribution under the Canadian Final Prospectus (as defined below) and will be offered and sold by the Company to Sentient pursuant to Rule 903 of Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"). The Underwriters are acting as placement agents in connection with the Sentient Offering.

        The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares in the United States upon the terms set forth in the U.S. Prospectus (as defined below) and in Canada upon the terms set forth in the Canadian Final Prospectus (as defined below), either directly or through their respective United States or Canadian broker-dealer affiliates, as soon as the Underwriters deem advisable after this agreement (this "Agreement") has been executed and delivered.

        1.    Representations and Warranties of the Company.    The Company represents and warrants to, and agrees with, each of the Underwriters that:

        (a)   The Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act, relating to the Shares, on Form S-1 (No. 333-162486) (the initial filing and all pre-effective amendments thereto collectively being referred to as the "Initial Registration Statement"); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, each as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the "Registration Statement." Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Initial Registration Statement that is incorporated by reference therein. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

        The prospectus relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the "U.S. Prospectus". Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter referred to as a "U.S. Preliminary Prospectus;" and the U.S. Preliminary Prospectus relating to the Shares, included in the Registration Statement immediately prior to the Applicable Time (as defined below), is hereafter referred to as the "U.S. Pricing Prospectus". Any "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an "U.S. Issuer Free Writing Prospectus"; and the U.S. Pricing Prospectus, as supplemented by the U.S. Issuer Free Writing Prospectuses, if any, and the information listed in Annex VI hereto, taken together, are hereafter referred to collectively as the "Pricing Disclosure Package".

        The Company was not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering contemplated hereby.

        All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any U.S. Preliminary Prospectus, any U.S. Issuer Free Writing Prospectus or the U.S. Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

        (b)   The Company has prepared and filed (i) a preliminary prospectus dated December 14, 2009 (the "Canadian Preliminary Prospectus") and (ii) a final PREP prospectus dated February     •    , 2010 (together with all amendments thereto, the "Canadian Final PREP Prospectus") omitting the PREP Information (as defined below), relating to the Offering and the Sentient Offering, with the Ontario

Securities Commission as principal regulator under Multilateral Instrument 11-102—Passport System and the Canadian securities commissions (together with the Ontario Securities Commission, the "Canadian Qualifying Authorities") of each of the Provinces of Alberta and British Columbia (together with the Province of Ontario, the "Canadian Qualifying Jurisdictions"), and has obtained a preliminary receipt dated December 15, 2009 and a final receipt dated February     •    , 2010, issued by the Ontario Securities Commission, as principal regulator, with respect to the filing of the Canadian Preliminary Prospectus and the Canadian Final PREP Prospectus, respectively, in the Canadian Qualifying Jurisdictions. The Company has elected, and is eligible, to rely upon the provisions of National Instrument 44-103—Post-Receipt Pricing of the Canadian Securities Administrators for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures").

        The Company will prepare and file, concurrently with the filing of the U.S. Prospectus, with the Canadian Qualifying Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (the "Canadian PREP Prospectus Supplement"). The information, if any, included in the Canadian PREP Prospectus Supplement that is omitted from the Canadian Final PREP Prospectus, but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final PREP Prospectus as of the date of the Canadian PREP Prospectus Supplement, is referred to herein as the "PREP Information".

        The Canadian Final PREP Prospectus is herein referred to as the "Canadian Final Prospectus," provided that from and after the time that a Canadian PREP Prospectus Supplement containing the PREP Information is filed with the Canadian Qualifying Authorities in the Canadian Qualifying Jurisdictions, the term "Canadian Final Prospectus" shall refer to such Canadian PREP Prospectus Supplement. Any amendment or supplement to the Canadian Final Prospectus that may be filed by or on behalf of the Company with the Canadian Qualifying Authorities in connection with the Offering or the Sentient Offering or delivered to the purchasers of the Shares and the Sentient Shares or persons who were offered Shares or Sentient Shares after the Canadian PREP Prospectus Supplement has been filed and prior to completion of distribution of the Shares is referred to herein collectively as the "Canadian Supplemental Material".

        The Canadian Preliminary Prospectus, the Canadian Final Prospectus and any Canadian Supplemental Material are herein referred to collectively as the "Canadian Offering Documents".

        (c)   The Registration Statement complies, and the U.S. Prospectus and any further amendments or supplements to the Registration Statement or the U.S. Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); the Registration Statement does not and will not, as of the applicable effective date of the Registration Statement and any amendment thereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; the U.S. Prospectus and any amendment thereof or supplement thereto, from the applicable filing date through the Closing Date (as defined below) and the Additional Closing Date (as defined below), if any, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the U.S. Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 18 hereof.

        (d)   No order preventing or suspending the use of any U.S. Preliminary Prospectus or any U.S. Issuer Free Writing Prospectus has been issued by the Commission, and each U.S. Preliminary

Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any U.S. Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 18 hereof.

        (e)   For purposes of this Agreement, the "Applicable Time" is [            :            ]    .m. (Eastern) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and from the Applicable Time through the Closing Date and the Additional Closing Date, if any (each as defined below), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each U.S. Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the U.S. Pricing Prospectus or the U.S. Prospectus, and any U.S. Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(d) with respect to any information contained in or omitted from the Pricing Disclosure Package or any U.S. Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 18 hereof.

        (f)    No order preventing or suspending the use of the Canadian Preliminary Prospectus or the Canadian Final Prospectus or preventing the distribution of the Shares or the Sentient Shares has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened, by any Canadian Qualifying Authority.

        (g)   Each delivery by the Company to the Underwriters of a Canadian Offering Document shall constitute a representation and warranty by the Company to the Underwriters that, as at the date of delivery:

            (i)  all information and statements contained therein (the "Company Information") are true and correct in all material respects;

           (ii)  the Company Information contained therein contains no misrepresentation (as such term is defined in Canadian Securities Laws) and no untrue, false or misleading statement of a material fact (as such term is defined in Canadian Securities Laws);

          (iii)  no material fact has been omitted from the Company Information contained therein which is required to be stated in the Company Information or is necessary to make any statement or information in the Company Information not false or misleading in light of the circumstances in which it was made;

          (iv)  the Company Information contained therein constitutes full, true and plain disclosure of all material facts relating to the Company and the Subsidiaries taken as a whole and to the Shares and the Sentient Shares and, in the case of any Canadian Supplemental Material, of all material facts which have occurred since the date of the Canadian Final Prospectus and which have not been previously disclosed in accordance with Canadian Securities Laws; and

           (v)  each of the Canadian Offering Documents complies in all material respects with Canadian Securities Laws;

provided, however, that the representations and warranties contained in clauses (iii) and (iv) shall not apply to the omission of the PREP Information in accordance with the PREP Procedures; and provided further, that the representations and warranties contained in clauses (i) to (iv) shall not apply to any information contained in or omitted from any Canadian Offering Document in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 18 hereof.

        "Canadian Securities Laws" means the securities laws of each of the Canadian Qualifying Jurisdictions and the respective regulations and rules made and forms prescribed thereunder together with all applicable published policies, orders, rulings, instruments, blanket orders and notices of the securities commissions of the Canadian Qualifying Jurisdictions and the Canadian Securities Administrators applicable to the Offering and the Sentient Offering.

        The delivery of any Canadian Offering Document shall constitute the consent of the Company to the use of such Canadian Offering Document by the Underwriters for the Offering and the Sentient Offering. For purposes of this Agreement, all references to any Canadian Offering Document shall be deemed to include the copy filed with the Canadian Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval ("SEDAR").

        (h)   PricewaterhouseCoopers LLP, who have audited the consolidated financial statements of the Company's predecessor and its subsidiaries (each a "Subsidiary" and collectively, the "Subsidiaries") for the years ended December 31, 2006, 2007, and 2008 that are included in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus or the Canadian Offering Documents, and whose reports appear in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus or the Canadian Offering Documents, are independent registered public accountants as required by the Securities Act, the Exchange Act, the Rules and Regulations and the Canadian Securities Laws.

        (i)    Subsequent to the respective dates as of which information is given in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and any Canadian Supplemental Material, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any change in the capital stock or long-term or short-term debt of the Company or any of its Subsidiaries, (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change"). Since the date of the latest balance sheet included in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the

Subsidiaries, individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus.

        (j)    No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

        (k)   The Company has an authorized and outstanding capitalization as set forth in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Subsidiaries listed in Exhibit A hereto are the only "Subsidiaries" of the Company (within the meaning of Rule 405 under the Securities Act). The Company's direct or indirect percentage ownership of the shares of the Subsidiaries is accurately disclosed in Exhibit A hereto. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as set forth on Exhibit A) are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

        (l)    The Company has full power and authority (corporate or otherwise) to issue the Shares and the Sentient Shares and to perform its obligations hereunder. The Shares and the Sentient Shares to be delivered by the Company on the Closing Date and the Additional Closing Date (as defined below), if any, have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or, except as set forth in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Common Stock, the Shares and the Sentient Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus. Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, no holder of any Relevant Security has any rights to require registration or qualification under the Securities Act or applicable Canadian Securities Laws of any Relevant Security in connection with the offer and sale of the Shares and the Sentient Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

        (m)  Each of the Company and each Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering, the Sentient Offering or any other transaction contemplated by this Agreement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus (a "Material Adverse Effect").

        (n)   The Company and each Subsidiary has all requisite power and authority, and, except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent. The Company and the Subsidiaries are not aware of any pending change or contemplated change to any applicable law or regulation or governmental position except as would not reasonably be expected to have a Material Adverse Effect.

        (o)   This Agreement has been duly and validly authorized, executed and delivered by the Company.

        (p)   The issue and sale of the Shares and the Sentient Shares, the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

        (q)   No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares, the registration of the Common Stock under Section 12(b) of the Exchange Act, necessary approvals of the Toronto Stock Exchange (the "TSX") and the NYSE Amex LLC ("NYSE Amex"), and any consents as may be required under state securities or blue sky laws in the United States, the Canadian Securities Laws or the by-laws and rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") in connection with the purchase and distribution of the Shares and the Sentient Shares by the Underwriters, each of which has been obtained and is in full force and effect or will be obtained at or prior to the Closing Date or the Additional Closing Date, if any.

        (r)   Except as disclosed in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

        (s)   The consolidated financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company (including any predecessor companies) and its consolidated subsidiaries; except as otherwise stated in the Registration Statement and the U.S. Pricing Prospectus, said consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the U.S. Pricing Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the U.S. Pricing Prospectus by the Securities Act or the Rules and Regulations. The other financial and statistical information included in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, including the selected consolidated financial data set forth under the captions "Selected Consolidated Financial Data" and "Capitalization" in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus and the books and records of the respective entities presented therein.

        (t)    The statistical, industry-related and market-related data included in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree in all material respects with the sources from which they are derived.

        (u)   The Company has filed with the Commission a registration statement on Form 8-A (the "Form 8-A") providing for the registration under Section 12(b) of the Exchange Act of the Common Stock, and such registration statement has been declared effective by the Commission.

        (v)   The shares of Common Stock are listed on the TSX and have been approved for listing on the NYSE Amex, the Company is not in default of any listing requirements of the TSX or the NYSE Amex applicable to the Company, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the TSX or the NYSE Amex, nor has the Company received any notification that the Commission, any Canadian securities regulatory authority, the TSX or NYSE Amex is contemplating terminating such registration or listing.

        (w)  The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books and records of the Company and each of the Subsidiaries disclose all of their material financial transactions and such transactions have been fairly and accurately recorded.

        (x)   The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, the Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited consolidated financial statements included in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

        (y)   The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

        (z)   There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications. Neither the Company nor any of the Subsidiaries is indebted to any of its directors or officers, other than on account of directors fees or expenses accrued but not paid, or to the best of its knowledge, to any of its stockholders. The Company has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever other than of a Subsidiary.

        (aa) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or the Sentient Shares.

        (bb) Neither the Company nor any of its directors or officers, nor, to the Company's knowledge, any of its other affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement.

        (cc) The statements set forth in the U.S. Pricing Prospectus, U.S. Prospectus and the Canadian Final Prospectus under the caption "Description of Capital Stock", insofar as it purports to constitute a summary of the terms of the Common Stock; under the caption "United States Federal Income Tax Considerations for Non-U.S. Holders" insofar as they purport to describe the provision of the laws referred to therein; and under the caption "Underwriting", insofar as they purport to constitute a summary of the terms of this Agreement; are accurate in all material respects.

        (dd) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the U.S. Pricing Prospectuses, the U.S. Prospectus or the Canadian Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; insofar as such descriptions summarize legal matters, agreements, documents or proceedings discussed therein, such descriptions are accurate summaries in all material respects of such legal matters, agreements, documents or proceedings.

        (ee) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering and the Sentient Offering as described in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

        (ff)  Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by FINRA.

        (gg) Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, neither the Company nor any of its Subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters or (ii) intends to use any of the proceeds from the sale of the Shares and the Sentient Shares hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

        (hh) The Company and each Subsidiary owns or leases or otherwise has the right to use all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property (other than the Mining Claims, as defined below) and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property (other than Mining Claims) or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

        (ii)   All interests in material mining claims, concessions, exploitation or extraction rights or similar rights ("Mining Claims") that are held by the Company or any of its Subsidiaries are fairly and accurately described in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus in all material respects and are in good standing, are valid and enforceable, are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus. Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian

Final Prospectus, no other material property rights are necessary for the conduct of the Company's business as described therein, and there are no material restrictions on the ability of the Company and its Subsidiaries to use, transfer or otherwise exploit any such Mining Claims except as required by applicable law or as set forth in the agreements listed in Exhibit B hereto (collectively, the "Material Agreements") The Company does not know of any claim or basis for a claim that may adversely affect the Company's or any Subsidiary's rights in the Mining Claims in any material respect. Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, the Mining Claims held by the Company or its Subsidiaries cover the properties required by the Company for the purposes described therein.

        (jj)   Except as disclosed in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, the information relating to estimates by the Company of the indicated and inferred resources and mineralized material associated with its mineral property projects contained in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus has been prepared in all material respects in accordance with National Instrument 43-101—Standards of Disclosure for Mineral Projects ("NI 43-101") and Commission Industry Guide 7 under the Securities Act, as applicable. The Company believes that all of the assumptions underlying such resource estimates are reasonable and appropriate. The Company has duly filed with the applicable Canadian securities regulatory authorities all reports required by NI 43-101, and all such reports comply with the requirements of such instrument in all material respects.

        (kk) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. Other than amounts spent by the Company for certain legal fees incurred in connection with the matters described in the U.S. Prospectus under the heading "Business and Properties—Legal Proceedings", which amounts have not been reimbursed by the Company's insurer, there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

        (ll)   Except as would not have a Material Adverse Effect, (i) each of the Company and each Subsidiary has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), (ii) no deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary' federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened, (iii) the accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited consolidated financial statements of the Company (including any predecessor companies), the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business, and (iv) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

        (mm)  There are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares or the Sentient Shares.

        (nn) No dispute between the Company and any local, native or indigenous group, or any non-governmental organization, exists or is threatened or imminent with respect to any of the Company's or its Subsidiaries' properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.

        (oo) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

        (pp) No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

        (qq) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials ("Hazardous Substances") by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the

Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, individually or in the aggregate, could reasonable be expected to have a Material Adverse Effect.

        (rr)  In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure or remediation of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

        (ss)  None of the Company, any Subsidiary or, to the Company's knowledge, any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for non-United States office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the Offering or the Sentient Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

        (tt)  Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

        (uu) The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each U.S. Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such U.S. Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than any U.S. Preliminary Prospectus, the U.S. Pricing Prospectus, the U.S. Prospectus,

the Canadian Offering Documents and any U.S. Issuer Free Writing Prospectus set forth on Annex V hereto, or (ii) filed, referred to, approved, used or authorized the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any U.S. Issuer Free Writing Prospectus set forth in Annex V hereto and any electronic road show previously approved by Dahlman.

       (vv)  The Company is a reporting issuer in the Canadian Qualifying Jurisdictions and is not in default of any requirements of applicable Canadian Securities Laws.

        (ww)  Olympia Trust Company, at its principal offices in the City of Toronto, Ontario, Canada is the duly appointed registrar and transfer agent of the Company with respect to the Common Stock.

        (xx) The minute books and corporate records of the Company and its Subsidiaries are true and correct in all material respects and contain all minutes of all meetings and all resolutions of the directors (and any committees of such directors) and stockholders of the Company and its Subsidiaries as at the date hereof and at the Closing Date will contain the minutes of all meetings and all resolutions of the directors (and any committees of such directors) and stockholders of the Company and its Subsidiaries.

        (yy) The Company has not granted any stock option under any stock option plan of the Company or any Subsidiary (each, a "Stock Plan") with a per share exercise price of less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any "back-dating," "forward-dating" or similar practice with respect to the effective date of such grant; each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the Company or such Subsidiary, as applicable, and (iii) has been properly accounted for in the Company's financial statements and disclosed, to the extent required, in the Company's filings or submissions with the Commission, the Canadian securities regulatory authorities or the TSX.

        (zz) None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Underwriters, as to which no representation is made) has engaged in any directed selling efforts within the meaning of Regulation S in connection with the offer and sale of the Sentient Shares to Sentient, and all such persons have complied with the offering restrictions and other requirements of Regulation S in connection with the Sentient Offering.

        (aaa)  The offer and sale of the Sentient Shares in the manner contemplated by this Agreement does not require registration under the Securities Act.

        Any certificate signed by or on behalf of the Company and delivered to the Lead Managers or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        2.    Representations and Warranties by the Selling Stockholders.    Each Selling Stockholder severally represents and warrants to, and agrees with each of the Underwriters that:

        (a)   Disclosure.    The Selling Stockholder has no actual knowledge that any representation or warranty of the Company contained in Section 1 hereof is untrue or inaccurate in any material respect; such Selling Stockholder has reviewed and is familiar with the Registration Statement, the Pricing Disclosure Package, the U.S. Prospectus and the Canadian Final Prospectus and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of the Selling Stockholder that would lead the Selling Stockholder to believe that (A) the Registration Statement and any amendment thereof, as of the applicable effective date, contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Pricing Disclosure Package, as of the Applicable Time, contained, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) the U.S. Prospectus and the Canadian Final Prospectus or any amendment or supplement thereto, contains, or will contain as of the Closing Date an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell the Firm Shares to be sold by such Selling Stockholder hereunder by any information concerning the Company or any Subsidiary which is not set forth in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus; and all information with respect to such Selling Stockholder contained in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus, or any amendment or supplement thereto complied with all applicable provisions of U.S. securities laws and Canadian Securities Laws; and all information relating to the Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus is, and on the Closing Date, will be, true, correct and complete and does not, and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information not misleading.

        (b)   Authorization of Agreements.    Such Selling Stockholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Firm Shares to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Firm Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Firm Shares to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

        (c)   Options.    There are no outstanding rights, warrants or options to acquire any of the Firm Shares to be sold by such Selling Stockholder.

        (d)   Absence of Further Requirements.    The execution and delivery of this Agreement by such Selling Stockholder and the performance by such Selling Stockholder of the transactions contemplated herein do not and will not require the filing with, or consent, license, order, approval, authorization, registration or qualification of or decree of any court or any governmental authority or agency, stock exchange (including, for greater certainty, the TSX or the NYSE Amex) or other third party (domestic or foreign), except (i) such as have been obtained, and (ii) such as may be required (and shall be obtained as provided in this Agreement) under U.S. securities laws and such as may be required under U.S. state securities or blue sky laws.

        (e)   Delivery of Firm Shares.    The Firm Shares to be sold by such Selling Stockholder have been validly issued as fully paid and non-assessable shares. Certificates for all of the Firm Shares to be sold by such Selling Stockholder pursuant to this Agreement are in suitable form for transfer by delivery or will be accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed.

        (f)    Brokers.    Other than as contemplated by this Agreement, there is no person, firm or corporation which has been engaged by such Selling Stockholder to act for such Selling Stockholder and which is entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder, and in the event any such person, firm or corporation establishes a claim for any fee from the Underwriters, such Selling Stockholder covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defense thereof.

        (g)   Title to Firm Shares.    Such Selling Stockholder now has, and will at the Closing Date and any Additional Closing Date, if any, have, (i) good and marketable title to the Firm Shares to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim or encumbrance of any kind, other than pursuant to this Agreement and (ii) full legal right and power, and all authorization and approvals required by law, to sell, transfer and deliver such Firm Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of such Firm Shares and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Firm Shares purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

        (h)   Absence of Tax Deficiency.    At the Closing Date, all stock transfer or other taxes, if any (other than income taxes), which are required to be paid in connection with the sale and transfer of the Firm Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with by such Selling Stockholder.

        (i)    No Material Adverse Change in Business.    Such Selling Stockholder has no knowledge of any material fact or condition not set forth in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Firm Shares proposed to be sold by such Selling Stockholder is not prompted by any such knowledge.

        (j)    Distribution of Documents and Absence of Price Manipulation.    Other than as permitted by U.S. securities laws, such Selling Stockholder has not distributed and will not distribute any U.S. Preliminary Prospectus, the Registration Statement, or any other offering material in connection with the Offering. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to or which has constituted, or which might reasonably be expected to cause or result in, under U.S. securities laws or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Firm Shares.

        Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Lead Managers or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

        3.    Purchase, Sale and Delivery of the Shares and the Sentient Shares.

        (a)   On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell    •    Firm Shares, and the Selling Stockholders agree to sell    •    Firm Shares to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price set forth in Annex VI hereto, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof. As compensation for the services rendered to the Company and the Selling Stockholders by the Underwriters in respect of the Offering, the Company and the Selling Stockholders will pay to the Underwriters a commission for Shares sold to the Underwriters under this Agreement, in U.S. currency, as set forth in Annex VI hereto, payable on the Closing Date (as defined below), which may be netted against payment from the Underwriters to the Company and the Selling Stockholders for the Firm Shares.

        (b)   Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the New York offices of Skadden, Arps, Slate, Meagher and Flom LLP ("Underwriters' U.S. Counsel"), or at such other place as shall be agreed upon by the Lead Managers, the Company, at [8:00 A.M.], New York City time, on    •    , 2010, or such other time and date as the Lead Managers, the Company and the Selling Stockholders may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Date"). Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to the respective bank accounts designated by the Company and the Selling Stockholders upon delivery of certificates for the Firm Shares to the Lead Managers through the facilities of The Depository Trust Company in the United States and CDS Clearing & Depository Services Inc. in Canada for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Managers may request. The Company and the Selling Stockholders will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

        (c)   In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to    •    Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares and at the same commission per share to be received by the Underwriters as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the U.S. Prospectus and the Canadian Final Prospectus, by written notice from the Lead Managers to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Managers, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised. Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 11 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

        (d)   Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the New York office of Skadden, Arps, Slate, Meagher & Flom LLP, or at such other place as shall be agreed upon by the Lead Managers and the Company, at [8:00 A.M.], New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by the Lead Managers and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to the bank account designated by the Company upon delivery of certificates for the Additional Shares to the Lead Managers through the facilities of The Depository Trust Company in the United States and CDS Clearing & Depository Services Inc. in Canada for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Lead Managers may request. The Company will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

        (e)   As compensation for the services rendered to the Company by the Underwriters in respect of the Sentient Offering, the Company will pay to the Underwriters a placement agency commission for Sentient Shares sold to Sentient by the Company, in U.S. currency, as set forth in Annex VI hereto, payable upon the issuance of such Sentient Shares.

        (f)    The Company and the Selling Stockholders acknowledge and agree that (i) the terms of this Agreement, the Offering and the Sentient Offering (including the price of the Shares and the Sentient Shares) were negotiated at arm's length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company, the Selling Stockholders and the Underwriters has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising any such party on other matters, (iii) the Underwriters' obligations to the Company and the Selling Stockholders in respect of the Offering and the Sentient Offering are set forth in this Agreement in their entirety and (iv) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters.

        4.    Offering.    Upon authorization of the release of the Firm Shares by the Lead Managers, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the U.S. Prospectus and the Canadian Final Prospectus.

        5.    Covenants of the Company.    In addition to the other covenants and agreements of the Company contained herein, the Company further covenants and agrees with each of the Underwriters that:

        (a)   The Company shall prepare the U.S. Prospectus in a form approved by you and file such U.S. Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430A under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall not file any amendment to the Registration Statement or amendment or supplement to the U.S. Prospectus to which you shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify you promptly (and, if requested by the Lead Managers, confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the U.S. Prospectus or for any additional information, (iii) of the Company's intention to file, or prepare any supplement or amendment to, the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Prospectus or any U.S. Issuer Free Writing Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the Form 8-A or any post-effective amendment thereto, or suspending the use of any U.S. Preliminary Prospectus, the U.S. Prospectus or any U.S. Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore, (vi) of the receipt of any comments from the Commission or communications from any stock exchange or other regulatory authority relating to the Offering or the Sentient Offering, including the TSX and the NYSE Amex, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares or the Sentient Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

        (b)   The Company will prepare and file with the Commission, promptly after the date of this Agreement, and in any event no later than 10:30 p.m. (New York City time) on the date of this Agreement, the U.S. Prospectus. The Company will prepare and file the Canadian PREP Prospectus Supplement concurrently with the U.S. Prospectus.

        (c)   If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the U.S. Prospectus) or the U.S. Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or U.S. Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the U.S. Prospectus or the Registration Statement the Company will notify the Lead Managers promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Lead Managers) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible. The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the rules and regulations thereunder within the time periods required thereby.

        (d)   The Company will not, without the prior consent of the Lead Managers, (i) make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except for any U.S. Issuer Free Writing Prospectus set forth in Annex V hereto and any electronic road show previously approved by the Lead Managers, or (ii) file, refer to, approve, use or authorize the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any U.S. Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the U.S. Pricing Prospectus or the U.S. Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any U.S. Issuer Free Writing Prospectus, the Company will notify the Lead Managers promptly and, if requested by the Lead Managers, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance satisfactory to the Lead Managers) that will correct such statement, omission or conflict or effect such compliance.

        (e)   The Company has complied and will comply with the requirements of Rule 433 with respect to each U.S. Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such U.S. Issuer Free Writing Prospectus.

        (f)    Promptly from time to time, the Company will use its reasonable best efforts, in cooperation with the Lead Managers, to qualify the Shares for distribution, offering and sale under the securities laws relating to the Offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Managers may designate (including the Canadian Qualifying Jurisdictions) and to maintain such qualification in effect for so long as required for the distribution thereof or, in the event that the Shares have, for any reason, ceased to be so qualified, shall qualify again the Shares for such distribution thereof, by the Underwriters and other duly registered investment dealers or brokers; except that in no event shall the Company be obligated in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject or require registration of the Shares or require the Company to file a prospectus in such jurisdiction or subject the Company to ongoing reporting requirements in such jurisdiction.

        (g)   During the period from the date of this Agreement until the completion of distribution of the Shares, the Company shall promptly deliver notice to the Lead Managers with full particulars, of:

            (i)  any change in the Canadian Securities Laws that requires the filing of any Canadian Supplemental Material;

           (ii)  any material change (as such term is defined in Canadian Securities Laws), whether actual, anticipated, contemplated, proposed or threatened;

          (iii)  any change (whether actual, anticipated, contemplated, proposed or threatened) in a material fact (as such term is defined in Canadian Securities Laws) contained in any of the Canadian Offering Documents which is of such a nature as to result in, or could reasonably be expected to result in, a misrepresentation (as such term is defined in Canadian Securities Laws) in the Canadian Offering Documents or to render any Canadian Offering Documents not in compliance with any of the laws of the Canadian Qualifying Jurisdictions; or

          (iv)  any material fact (whether actual, anticipated, contemplated, proposed or threatened) that would have been required to be stated in any Canadian Offering Document had the material fact arisen on or prior to the date of the Canadian Offering Document.

        The Company shall, to the satisfaction of the Underwriters, acting reasonably, prepare and file with the Canadian Qualifying Authorities, promptly and, in any event, within all applicable time limitation periods with the Canadian Qualifying Authorities, a new or amended prospectus or other Canadian Supplemental Material as required under Canadian Securities Laws and shall comply with all other applicable filing and other requirements under Canadian Securities Laws and the TSX as are necessary to continue to qualify the Shares for distribution as a result of such material change, material fact, change in a material fact or other change or as might otherwise be required under Canadian Securities Laws, except that the Company shall not file any new or amended prospectus or other Canadian Supplemental Material without first allowing the Lead Managers to participate fully in the preparation of such documents and to conduct such due diligence as the Underwriters may reasonably require to fulfill the Underwriters' obligations, enquiries, searches, investigations and examinations in order to enable the Underwriters to responsibly execute any certificate in any Canadian Supplemental Material. The Company shall in good faith discuss with the Underwriters as promptly as possible any circumstance or event which is of such a nature that there is or ought to be consideration given as to whether there may be a material change, a material fact, or change in a material fact or other change for the purposes of this Section 5(g).

        (h)   The Company shall advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of:

            (i)  the issuance by any Canadian Qualifying Authority or the TSX of any order preventing or suspending the Offering or the Sentient Offering or the use of any of the Canadian Offering Documents or of the institution, threat or contemplation of any proceeding for any such purpose; or

           (ii)  any request or demand made by any Canadian Qualifying Authority or the TSX for the Company to amend or supplement any of the Canadian Offering Documents or for additional information in respect of the Company or its Subsidiaries or the distribution of the Shares or the Sentient Shares.

        The Company shall use its reasonable commercial efforts to prevent the issuance of any such order described in Section 5(h)(i) and, if any such order is issued, to obtain the withdrawal or revocation of that order as expeditiously as possible.

        (i)    The Company will promptly deliver to each of the Underwriters a conformed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith. The Company will promptly deliver to each of the Underwriters such number of copies of any U.S. Preliminary Prospectus, the U.S. Prospectus, the Registration Statement and all amendments of and supplements to such documents, if any, and the Canadian Offering Documents as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the U.S. Prospectus and Canadian Final Prospectus in such quantities as the Lead Managers may reasonably request.

        (j)    The Company will make generally available to its security holders as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

        (k)   Except for the Sentient Shares or Shares which may be issued to Hochschild Mining Holdings Limited ("Hochschild") upon exercise of their contractual pre-emptive right, during the period of 180 days from the date of the U.S. Prospectus and the Canadian Final Prospectus (the "Lock-Up Period"), without the prior written consent of the Lead Managers, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the Rules and Regulations) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex IV hereto of each of its officers and directors, and certain of its stockholders and other persons or entities listed on Schedule II attached hereto, not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement and the Company's issuance of Common

Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the Company's issuance of Common Stock upon the exercise of currently outstanding options; (iii) the Company's issuance of Common Stock upon the exercise of currently outstanding warrants; and (iv) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement, the U.S. Pricing Prospectus and the Canadian Final Prospectus. Other than any registration statement required pursuant to the registration rights agreements with Sentient or Hochschild, the Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans.

        Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Managers waive, in writing, such extension. The Company will provide the Lead Managers and any co-managers, each officer and director of the Company and each stockholder and other person or entity listed on Schedule II attached hereto with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

        (l)    During the period of five years from the effective date of the Registration Statement, the Company will upon request, furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Lead Managers (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission, any Canadian securities regulatory authority, the TSX, the NYSE Amex or any other securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Lead Managers may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, however that, notwithstanding the foregoing, the Company shall have no obligation to provide under this paragraph any document or information required to be delivered pursuant to this paragraph that is made available on EDGAR or SEDAR.

        (m)  The Company will use its best efforts to maintain the listing of the Shares on the TSX and the NYSE Amex and remain a reporting issuer in a jurisdiction of Canada.

        (n)   The Company will apply the net proceeds from the sale of the Shares and the Sentient Shares as set forth under the caption "Use of Proceeds" in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Final Prospectus.

        (o)   If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462 by 10:00 p.m. (Eastern time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

        (p)   The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or the Sentient Shares.

        (q)   The Company shall provide the Lead Managers with a draft of any press release to be issued in connection with the Offering of the Shares or the Sentient Offering of the Sentient Shares, and will provide the Lead Managers and their counsel at least twenty-four (24) hours to comment thereon and will consider all reasonable comments of the Lead Managers and their counsel on such press releases.

        (r)   Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any "free writing prospectus" (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company, except for any U.S. Issuer Free Writing Prospectus set forth in Annex V hereto and any electronic road show previously approved by the Lead Managers. The Company and each Underwriter, severally and not jointly, agrees that any such free writing prospectus, the use of which has been consented to by the Company and the Underwriters, is listed in Annex V hereto.

        (s)   The Company will offer and sell the Sentient Shares in a manner that does not require registration under the Securities Act in accordance with Regulation S.

        6.    Covenants of the Selling Stockholders.    In addition to the other covenants and agreements of the Selling Stockholders contained herein, the Selling Stockholders severally further covenant and agree with each of the Underwriters that:

        (a)   The Selling Stockholders will not, at any time at or after the execution of this Agreement, offer or sell any Firm Shares by means of any "prospectus" (within the meaning of the Securities Act and applicable Canadian Securities Laws), or use any "prospectus" (within the meaning of the Securities Act and applicable Canadian Securities Laws) in connection with the offer or sale of the Firm Shares, in each case other than the U.S. Prospectus and the Canadian Final Prospectus.

        (b)   The Selling Stockholders will not take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Firm Shares.

        (c)   The Selling Stockholders will pay or cause to be paid all taxes, if any, on the transfer and sale of the Firm Shares being sold by such Selling Stockholder.

        (d)   The Selling Stockholders will advise the Lead Managers promptly, and if requested by the Lead Managers, confirm such advice in writing, so long as a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Firm Shares, of (i) actual knowledge of any material change in the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) any change in information in the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Prospectus and U.S. Issuer Free Writing Prospectus, if any, relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any U.S. Preliminary Prospectuses, the U.S. Prospectus and U.S. Issuer Free Writing Prospectuses, if any, which comes to the attention of such Selling Stockholder.

        7.    Payment of Expenses.    Whether or not the transactions contemplated by this Agreement, the Registration Statement, the U.S. Prospectus and the Canadian Final Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any U.S. Preliminary Prospectus, the U.S. Pricing Prospectus, any U.S. Issuer Free Writing Prospectus, the U.S. Prospectus and the Canadian

Offering Documents any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the fees and expenses of its counsel incurred in connection with producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering and the Sentient Offering; (iv) all expenses in connection with the qualification of the Shares and the Sentient Shares for offering and sale under state or blue sky laws or foreign securities laws (including the Canadian Securities Laws) as provided in Section 5(g) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey (subject to the $200,000 cap set forth below); (v) the filing fees incident to, and the fees and disbursements of counsel (subject to the $200,000 cap set forth below) for the Underwriters in connection with, securing any required review by FINRA of the terms of the Offering and the Sentient Offering; (vi) all fees and expenses in connection with listing the Shares and the Sentient Shares on the TSX and the NYSE Amex; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares and the Sentient Shares; and (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering and the Sentient Offering. The Company also will pay or cause to be paid: (a) the cost of preparing certificates representing the Shares and the Sentient Shares; (b) the cost and charges of any transfer agent or registrar for the Shares and the Sentient Shares; and (c) the actual and accountable costs and expenses of the Underwriters, including the fees and disbursements of their counsel (which shall not exceed, including applicable taxes, $200,000 in the aggregate), any experts or consultants retained by them and other reasonable, documented out of pocket expenses incurred by them in connection with the transactions contemplated by this Agreement; and (d) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7. It is understood, however, that except as provided in this Section 7 and in Sections 9, 10 and 14 hereof, the Underwriters will pay their own costs and expenses, and stock or other transfer taxes on the resale of any of the Shares by them, in connection with the transactions contemplated by this Agreement. In addition, it is understood that the Selling Stockholders, jointly and severally, will pay all of their own costs and expenses, including (without limitation) cost associated with any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Firm Shares to the Underwriters, and the fees and disbursements of their counsel.

        8.    Conditions of Underwriters' Obligations.    The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein, as of the date hereof and as of the Closing Date (for purposes of this Section 8, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the performance by the Company and the Selling Stockholders of all of its obligations hereunder, and to each of the following additional conditions:

        (a)   The U.S. Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any U.S. Preliminary Prospectus, any U.S. Issuer Free Writing Prospectus or the U.S. Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Lead Managers' reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (New York time) on the date of this Agreement; and all necessary foreign and domestic regulatory or stock exchange approvals shall have been received.

        (b)   A Canadian PREP Prospectus Supplement shall have been filed with the Canadian Qualifying Authorities in a timely fashion in accordance with Section 5(a) hereof and in accordance with the PREP Procedures, and no order preventing or suspending the use of the Canadian Final Prospectus shall have been issued and no proceeding for that purpose shall have been in initiated or threatened by any Canadian Qualifying Authority or other securities regulatory authority.

        (c)   At the Closing Date you shall have received the written opinion of Davis Graham & Stubbs LLP, United States counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, to the effect set forth in Annex I hereto.

        (d)   At the Closing Date you shall have received the written opinion of Peterson Law, Canadian counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters and the Underwriters' Counsel, with respect to the matters described in Annex II hereto, it being understood that the Company's Canadian counsel may rely, to the extent appropriate in the circumstances, on certificates of officers of the Company with respect to factual matters not independently established, and on the opinions of local counsel, acceptable to the Underwriters, acting reasonably, with respect to matters other than those governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein, and that the Underwriters may rely on the opinion of the Company's Canadian counsel as to matters which relate specifically to the Company.

        (e)   At the Closing Date you shall have received the written opinion of [insert Selling Stockholders' counsel], United States counsel for the Selling Stockholders, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, to the effect set forth in Annex III hereto.

        (f)    At the Closing Date, you shall have received the written opinion of counsel to the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, as to ownership and title by the Company and its Subsidiaries of the EI Quevar project and the Zacatecas project, and with respect to such matters related to the transactions contemplated hereby reasonably requested by the Underwriters.

        (g)   At the Closing Date, you shall have received the written opinion of local counsel in Luxemburg, Spain, Mexico and Argentina, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, as to ownership of the Subsidiaries incorporated or organized in such country, due incorporation or organization, valid existence and good standing (if such concept is recognized in such jurisdiction) and such other matters as may reasonably be requested by the Underwriters.

        (h)   At the Closing Date, you shall have received the written opinion of Skadden, Arps, Slate, Meagher & Flom LLP ("Underwriters' U.S. Counsel" and together with Blake, Cassels & Graydon LLP, the "Underwriters' Counsel"), dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to you, with respect to the issuance and sale of the Shares, the Registration Statement, the Pricing Disclosure Package, the U.S. Prospectus and such other matters as you may require, and the Company shall have furnished to Underwriters' U.S. Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

        (i)    At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, as to:

            (i)  the absence of (A) any change, fact, event or circumstance described in or contemplated by Section 5(g); and (B) any transaction, entered into or pending, out of the ordinary course of business which would reasonably be expected to have a Material Adverse Effect;

           (ii)  the absence of any actions, suits, proceedings or inquiries pending or, to the Company's knowledge, threatened against or affecting the Company or the Subsidiaries at law or in equity or before or by any federal, state, provincial, municipal or other government department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would reasonably be expected to have a Material Adverse Effect, or which has the effect of suspending the sale or ceasing the trading of the Shares or any other securities of the Company;

          (iii)  the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date;

          (iv)  the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date;

           (v)  the matters set forth in subsections (a) and (    •    ) of this Section 8; and

          (vi)  such other matters as the Underwriters may reasonably request.

        (j)    At the Closing Date you shall have received a certificate of the Selling Stockholders, dated the Closing Date, in form and substance satisfactory to the Underwriters, as to the accuracy of the representations and warranties of the Selling Stockholders set forth in Section 2 hereof as of the date hereof and as of the Closing Date, as to the performance by the Selling Stockholders of all of its obligations hereunder to be performed at or prior to the Closing Date, and as to such other matters as the Underwriters may reasonably request.

        (k)   At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from PricewaterhouseCoopers LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and the Underwriters' Counsel.

        (l)    Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included in the U.S. Pricing Prospectus and the Canadian Offering Documents, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the U.S. Pricing Prospectus (exclusive of any supplement thereto) and the Canadian Offering Documents; and (ii) subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof), the U.S. Pricing Prospectus (exclusive of any supplement thereto) and the Canadian Offering Documents, there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the U.S. Pricing Prospectus (exclusive of any such supplement) and the Canadian Offering Documents.

        (m)  You shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company and each stockholder and other person or entity listed on Schedule II hereto, in each case substantially in the form attached hereto as Annex III.

        (n)   At the Closing Date, the Shares shall have been conditionally approved or approved for listing on the TSX and the NYSE Amex.

        (o)   At the Closing Date, FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering and the Sentient Offering.

        (p)   The Company shall have furnished the Underwriters and the Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

        If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' Counsel pursuant to this Section 9 shall not be satisfactory in form and substance to the Lead Managers and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Managers at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Managers at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

        9.    Indemnification.

        (a)   The Company and the Selling Stockholders, jointly and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the U.S. Pricing Prospectus or the U.S. Prospectus, as originally filed or in any supplement thereto or amendment thereof, in the Registration Statement, as originally filed or any amendment thereof, or in any U.S. Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, (b) the Canadian Offering Documents, or (C) in any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering or the Sentient Offering, including in any "road show" (as defined in Rule 433 under the Securities Act) for the Offering ("Marketing Materials"), or (ii) the omission or alleged omission to state in the U.S. Pricing Prospectus or the U.S. Prospectus, as originally filed or in any supplement thereto or amendment thereof, in the Registration Statement, as originally filed or any amendment thereof, or in any U.S. Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Canadian Offering Document, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Managers expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 18 hereof. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have, including but not limited to other liability under this Agreement; provided, however, that in no case shall any of the Selling Stockholders be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the sale of their Shares in the Offering.

        (b)   Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and/or any of the Canadian Offering Documents, the Selling Stockholders, and each other person, if any, who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the U.S. Pricing Prospectus or the U.S. Prospectus, as originally filed or any amendment thereof or amendment thereto, in the Registration Statement, as originally filed or any amendment thereof, or in any of the Canadian Offering Documents, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting commission applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 18 hereof.

        (c)   Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 9 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded based upon the advice of counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 9 or Section 10 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

        10.    Contribution.    In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Stockholders, any contribution received by the Company or the Selling Stockholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, one or more of the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering and the Sentient Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the U.S. Prospectus and the Canadian Final Prospectus. The relative fault of each of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 10, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no Selling Stockholder shall be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the sale of their Shares in the Offering, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or one or more of the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and any Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

        11.    Underwriter Default.

        (a)   If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or any Additional Shares which it or they have agreed to purchase hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Managers pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

        (b)   In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Managers may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Managers do not arrange for the purchase of the Default Shares as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 7, 9, 10, 13 and 14(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters, the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

        (c)   In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Managers, the Company or the Selling Stockholders shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the U.S. Prospectus, any Canadian Offering Document or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the U.S. Prospectus and any Canadian Supplemental Material which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

        12.    Default by one or more of the Selling Stockholders or the Company.

        (a)   If a Selling Stockholder shall fail at the Closing Date, or the Additional Closing Date, if any, to sell and deliver the number of Shares which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number to be sold by all Selling Stockholders, then the Underwriters may, at the option of the Lead Managers, by notice from the Lead Managers to the Company and the non-defaulting Selling Stockholders, either (a) terminate this Agreement with respect solely to the Shares which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 2, 7, 9, 10 and 13 shall remain in full force and effect or (b) elect to purchase the Shares which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 12 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

        (b)   In the event of a default by any Selling Stockholder as referred to in this Section 12, each of the Lead Managers, the Company and the non-defaulting Selling Stockholders shall have the right to postpone the Closing Date, or the Additional Closing Date, as applicable, for a period not exceeding five business days in order to effect any required change in the Registration Statement, the U.S. Prospectus, any Canadian Offering Document or in any other documents or arrangements.

        (c)   If the Company shall fail at the Closing Date, or the Additional Closing Date, if any, to sell the number of Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 2, 7, 9, 10 and 13 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

        13.    Survival of Representations and Agreements.    All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 7, the indemnity agreements contained in Section 9 and the contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, or the Selling Stockholders, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 7, 9, 10, 13 and 14 hereof shall survive any termination of this Agreement, including termination pursuant to Section 11, 12 or 14 hereof.

        14.    Effective Date of Agreement; Termination.

        (a)   This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

        (b)   The Lead Managers shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Managers will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on the TSX or NYSE Amex shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the TSX or the NYSE Amex or by order of the Commission, any Canadian securities regulatory authority or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada or there is a declaration of a national emergency or war by the United States or Canada or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Managers, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the U.S. Prospectus and the Canadian Offering Documents.

        (c)   Any notice of termination pursuant to this Section 14 shall be in writing.

        (d)   If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or comply with any provision hereof, the Company and the Selling Stockholders will, subject to demand by the Lead Managers, reimburse the Underwriters for all actual and accountable out-of-pocket expenses (including the fees and expenses of their counsel not to exceed $200,000), incurred by the Underwriters in connection herewith.

        15.    Notices.    All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

        (a)   if sent to any Underwriter, shall be delivered or faxed and confirmed in writing, to such Underwriter c/o Dahlman Rose & Company, LLC, 142 West 57th Street, 18th Floor, New York, New York 10019, Attention: Prospectus Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at 222 Bay Street, Suite 1750, Toronto, Ontario, M5K 1J5, Attention: Riccardo A. Leofanti, Esq.;

        (b)   if sent to the Company, shall be delivered or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Chief Financial Officer;

        (c)   if sent to any Selling Stockholder, shall be delivered or faxed and confirmed in writing, to such Selling Stockholder c/o            , Attention:            ;

provided, however, that any notice to an Underwriter pursuant to Section 9 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Lead Managers, which address will be supplied to any other party hereto by the Lead Managers upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

        16.    Parties.    This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10 hereof, the Selling Stockholders, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

        17.    Governing Law and Jurisdiction; Waiver of Jury Trial.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and each Selling Stockholder irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York (each a "New York Court") for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the U.S. Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any New York Court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any New York Court or from any legal process therein, (d) agrees not to commence any Proceeding other than in a New York Court, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND EACH SELLING STOCKHOLDER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE U.S. PROSPECTUS.

        18.    Underwriter Information.    The parties acknowledge and agree that, for purposes of Sections 1(c), 1(d), 1(e) and 9 hereof, the information provided by or on behalf of any Underwriter consists solely of the material included in paragraphs [    •    ] and [    •    ] in each case under the caption "Underwriting" in the U.S. Prospectus and the Canadian Final Prospectus, only insofar as such statements relate to selling concession and stabilization activities that may be undertaken by any Underwriter.

        19.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

        20.    Headings.    The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        21.    Time is of the Essence.    Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

[signature page follows]

        If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,
GOLDEN MINERALS COMPANY
By:	Name: Title:
HIGHBRIDGE INTERNATIONAL, LLC
By:	Name: Title:

Accepted as of the date first above written

DAHLMAN ROSE & COMPANY, LLC
By:	Name: Title:
CANACCORD FINANCIAL LTD.
By:	Name: Title:

[On behalf of themselves and the other
Underwriters named in Schedule I hereto.]

 SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Dahlman Rose & Company, LLC
Canaccord Adams Inc.
Canaccord Financial Ltd.
Rodman & Renshaw, LLC
[Names of other Underwriters]
Total

 SCHEDULE II

*
Sentient

*
Hochschild Mining plc

 SCHEDULE III

Selling Stockholder	Total Number of Firm Shares to be Sold
Highbridge International LLC
Total

 EXHIBIT A

Subsidiaries

NAME	JURISDICTION OF FORMATION	PERCENTAGE OWNERSHIP (direct or indirect)
ASM Services S.a r.l.	Luxembourg	100%
Golden Minerals Services Corporation	Delaware	100%
Apex Mining Services, Inc.	Delaware	100%
Golden Mine Services Canada Ltd.	Canada	100%
Silex Spain, S.L.	Spain	100%
Silex Argentina S.A.	Argentina	100	%***
Minera El Quevar S.A.	Argentina	100%
Silex Exploration Australia Pty Ltd	Australia	100%
SilEx America Corporation	Delaware	100%
Minera Silex Ecuador S.A.	Ecuador	100%
Apex Mining Partners Limited	Cayman Islands	100%
Minera Silex Chile Limitada	Chile	100%
Silex Bolivia S.A.	Bolivia	100%
Empresa Minera Memisa S.A.	Bolivia	100%
Silver Exploration Company S.A.	Peru	100%
Minera Silex Peru SRL	Peru	100%
Palla Palla Minerales SRL	Peru	100%
Mintec S.A.	Bolivia	100%
Aerolípez SRL	Bolivia	100%
Apex Mexico Holdings, S.L.	Spain	100%
Compañía Minerales de Zacatecas, S. de R.L. de C.V.	Mexico	100%
Minera Largo S. de R.L. de C.V.	Mexico	100%
Minera de Cordilleras S. de R.L. de C.V.	Mexico	100%
Apex Silver Mines*	Cayman Islands	100%
ASC Bolivia LDC**	Cayman Islands	100%
Minera de Cordilleras S. de R.L.	Honduras	100%
Apex Luxembourg S.a r.l.	Luxembourg	100%
Apex Silver Mines Sweden AB	Sweden	100%

*
Apex Silver Mines is a wholly-owned subsidiary of Golden Minerals Company and a separate entity from the predecessor of Golden Minerals Company, Apex Silver Mines Limited.

**
ASC Bolivia LDC has a Bolivian branch referred to as "ASC Bolivia LDC (Sucursal)".

***
To comply with local law requiring two shareholders, a single share is held by Nestor Alvarez, one of the directors of Silex Argentina S.A. Silex Spain, S.L. holds the remaining 12,777 shares.

 EXHIBIT B

Material Agreements

 ANNEX I

Form of Opinion of Company's U.S. Counsel

        1.     Each of the Company and its U.S. Subsidiaries has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease or license, as the case may be, its properties and conduct its business as described in the U.S. Pricing Prospectus and the U.S. Prospectus. Each of the Company and its U.S. Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except as would not individually or in the aggregate, have a Material Adverse Effect.

        2.     The Company has an authorized equity capitalization as set forth in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Offering Documents. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and to the best of such counsel's knowledge are not in violation of or subject to any preemptive or, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when delivered in accordance with the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and to the best of such counsel's knowledge, except for shares which may be issued to Sentient or Hochschild upon exercise of contractual pre-emptive rights, will not have been issued in violation of or subject to preemptive or, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof. All of the issued shares of capital stock of each U.S. Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all Liens. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement, the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Offering Documents.

        3.     The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

        4.     To the best of such counsel's knowledge and other than as set forth in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Offering Documents, there are no judicial, regulatory or other legal or governmental proceedings pending by or before any court or governmental agency, authority or body to which the Company or any of its Subsidiaries required to be described in the U.S. Pricing Prospectus, the U.S. Prospectus and the Canadian Offering Documents and is not so described.

        5.     The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement and the U.S. Prospectus do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to the Material Agreements or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its U.S. Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other United States Federal or Colorado or Delaware legal or governmental agency or body.

        6.     No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by the Agreement and the U.S. Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and the Exchange Act and (3) such as are required by FINRA.

        7.     The Registration Statement and the U.S. Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included therein, and ore resource and other geological information, in each case as to which no opinion is rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

        8.     The Form 8-A, at the time it became effective, complied as to form in all material respects with the requirements of the Securities Act.

        9.     The statements under the captions "Shares Eligible for Future Sale", "Description of Capital Stock", "United States Federal Income Tax Considerations for Non-U.S. Holders" and "Underwriting" in the U.S. Prospectus, Item 14 of Part II of the Registration Statement and the Canadian Offering Documents, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

        10.   The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the U.S. Prospectus, will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        11.   The Registration Statement is effective under the Securities Act and the Form 8-A is effective under the Exchange Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the Form 8-A or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b), Rule 430A and Rule 433 under the Securities Act have been made in the manner and in the time period required therein.

        12.   To the best knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

        13.   The offer and sale of the Sentient Shares in the manner contemplated by the Underwriting Agreement does not require registration under the Securities Act.

        In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement, the U.S. Pricing Prospectus and the U.S. Prospectus and related matters were discussed and although such counsel need not independently verify such information or pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements made therein (except to the extent provided in paragraph 10), no facts have come to the attention of such counsel which lead such counsel to believe that (A) the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b)), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the U.S. Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (C) the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data or ore resource and other geological information included or incorporated by reference therein).

 ANNEX II

FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL

        1.     The Company is a reporting issuer not in default under the applicable Canadian Securities Laws of the Canadian Qualifying Jurisdictions.

        2.     All documents required to be filed by the Company and all proceedings required to be taken by the Company under applicable Canadian Securities Laws have been filed and taken in order to qualify the distribution or distribution to the public of the Shares in each of the Canadian Qualifying Jurisdictions through investment dealers or brokers registered under the applicable laws thereof who have complied with the relevant provisions thereof and no other documents will be required to be filed, proceedings taken, or approvals, permits, consents or authorizations obtained under applicable Canadian Securities Laws to permit the trading in the Canadian Qualifying Jurisdictions of the Shares, through registrants registered under applicable Canadian Securities Laws or in circumstances in which there is an exemption from the registration requirements of such applicable laws.

        3.     The Shares, if and when listed on the TSX, being qualified investments for purposes of the Income Tax Act (Canada) and the regulations thereunder for a trust governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, deferred profit sharing plan, registered disability savings plan and tax free savings accounts.

 ANNEX III

Form of Opinion of Selling Stockholder Counsel

        1.     The Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder; and is a legal, valid and binding agreement of each Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms.

        2.     The execution, delivery and performance by each Selling Stockholder of the Agreement and the consummation by such Selling Stockholder of the transactions contemplated by the Agreement do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of such Selling Stockholder pursuant to) (i) if such Selling Stockholder is not an individual, the charter or bylaws or other organizational instruments of such Selling Stockholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument known by us and to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected, (iii) federal laws, the laws of the State of New York or the [jurisdiction of incorporation] ["General Corporation Law"], or (iv) any decree, judgment or order applicable to such Selling Stockholder or any of such Selling Stockholder's properties, which decree, judgment or order is known by us.

        3.     Each Selling Stockholder has full legal right and power, and has obtained all authorization and approval required by law (other than those imposed by the Securities Act and state securities or blue sky laws), to execute and perform its obligations under the Agreement and to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder in the manner provided in the Agreement.

        4.     To the best of such counsel's knowledge, each Selling Stockholder has valid marketable title to the Firm Shares to be sold by such Selling Stockholder pursuant to the Agreement. Delivery of certificates for the Firm Shares to be sold by each Selling Stockholder pursuant to the Agreement will pass valid and marketable title thereto to the Underwriters, who have purchased such Firm Shares pursuant to the Agreement (without notice of any defect in the title of each such Selling Stockholder and who are otherwise bonafide purchasers for purposes of the Uniform Commercial Code) free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title.

        5.     The statements included in the Registration Statement, any U.S. Preliminary Prospectus or the U.S. Prospectus under the captions "Principal and Selling Stockholders" [and " [            ]"] (the "Selling Stockholder Statements"), insofar as such Selling Stockholder Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions relating to the Selling Stockholders, are accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that (i) the Selling Stockholder Statements included in the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Selling Stockholder Statements included in the U.S. Pricing Prospectus, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Selling Stockholder Statements included in the U.S. Prospectus, as of the date of the U.S. Prospectus or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        6.     No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by the Agreement and the U.S. Prospectus, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and the Exchange Act and (3) such as are required by FINRA.

        7.     The Selling Stockholder Statements included in the Registration Statement, any U.S. Preliminary Prospectus and the U.S. Prospectus comply as to form in all material respects with the requirements of the Securities Act.

 ANNEX IV

Form of Lock-Up Agreement

[Date]

Dahlman Rose & Company, LLC Canaccord Financial Ltd.
As Lead Managers of the several
Underwriters referred to below
c/o Dahlman Rose & Company, LLC

Golden Minerals Company Lock-Up Agreement

Ladies and Gentlemen:

        This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Golden Minerals Company, a Delaware corporation (the "Company"), of its common stock, $0.01 par value (the "Stock").

        In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of each of Dahlman Rose & Company, LLC and Canaccord Financial Ltd. (collectively, the "Lead Managers"), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration[; provided, however, that notwithstanding the foregoing, concurrent with the vesting of restricted stock held by the undersigned, the undersigned shall be permitted to sell or surrender shares of Stock constituting not more than 35% of the shares vested on such date for the purpose of satisfying the undersigned's tax withholding obligations [Note: to be included only for Agreements with directors and officers of the Company]]. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

        Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Managers waives, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

        The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of the Lead Managers, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,
By:
Print Name:

 ANNEX V

        U.S. Issuer Free Writing Prospectuses included in the Pricing Disclosure Package:

[None]

 ANNEX VI

Offering:
Issue Price of Shares:	US$ per Share
Underwriters' Commission:	6.5% (subject to additional incentive fee of 0.5%)
*********
Sentient Offering:
Issue Price of Sentient Shares:	US$ per Sentient Share
Placement Agency Commission with respect to all purchases of Sentient Shares:	3.5%
Number of Sentient Shares to be purchased upon the exercise of the pre-emptive right in connection with the Firm Shares:

QuickLinks

  Exhibit 1.1
GOLDEN MINERALS COMPANY
UNDERWRITING AGREEMENT
SCHEDULE I
SCHEDULE II
SCHEDULE III
EXHIBIT A
Subsidiaries
EXHIBIT B
Material Agreements
ANNEX I
Form of Opinion of Company's U.S. Counsel
ANNEX II
FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL
ANNEX III
Form of Opinion of Selling Stockholder Counsel
ANNEX IV
ANNEX V
ANNEX VI